UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 588-6770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Corinne D. Pankovcin is resigning from her position as the Chief Financial Officer and Treasurer of Business Development Corporation of America (the “Corporation”), effective as of a mutually agreed upon date no later than July 1, 2019. Ms. Pankovcin’s departure is not due to any dispute or disagreement with the Corporation on any matter relating to the Corporation’s operations, policies, practices or accounting matters.

On May 10, 2019, the Corporation announced that it has appointed Nina Kang Baryski to serve as its Chief Financial Officer and Treasurer effective upon Ms. Pankovcin’s departure. During her time at Benefit Street Partners (“BSP”), Ms. Baryski, 35, has been a Director and Fund Controller based in our Boston office, with financial accounting and reporting oversight over all of BSP’s private debt fund platform. Prior to joining BSP in 2012, Ms. Baryski worked at Audax Group as a finance manager focusing on financial reporting and fund operations. Previously, she began her career at PricewaterhouseCoopers in the investment management practice. Ms. Baryski received a Bachelor of Science in Finance and Accounting from the Stern School of Business at New York University and is a Certified Public Accountant.

There are no arrangements or understandings between Ms. Baryski and any other person pursuant to which she was selected as Chief Financial Officer and Treasurer. There are no family relationships between Ms. Baryski and any director or executive officer of the Company, and Ms. Baryski has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
Date: May 10, 2019	By:	/s/ Richard J. Byrne
Name: Richard J. Byrne Title: Chief Executive Officer, President and Chairman of the Board of Directors